UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 16, 2019

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2019, Service Corporation International (“SCI” or the “Company”) announced that Michael R. Webb, SCI's President and Chief Operating Officer, informed the Company of his intent to retire, effective March 31, 2019.

Thomas L. Ryan, age 53, Chairman of the Board and Chief Executive Officer of the Company, will assume the role of President in addition to his current responsibilities, effective April 1, 2019.

Mr. Ryan was elected Chairman of the Board of SCI in January 2016 and, previously, he had been appointed Chief Executive Officer in February 2005. He joined the Company in 1996 and served in a variety of financial management roles until November 2000, when he was asked to serve as Chief Executive Officer of European Operations based in Paris, France. In July 2002, Mr. Ryan returned to the United States where he was appointed President and Chief Operating Officer of SCI. Mr. Ryan is a member of the Board of Trust Managers of Weingarten Realty Investors (NYSE: WRI) and serves as director of Chesapeake Energy (NYSE: CHK).

Sumner J. Waring, III, age 50, Senior Vice President of Operations of the Company, will assume the role of Chief Operating Officer in addition to his current responsibilities, effective April 1, 2019.

Mr. Waring was named Senior Vice President of North American Operations in 2015. He joined SCI in 1996 as Area Vice President of Operations when SCI acquired his family's funeral business. He was appointed President of the Northeast Region in 1999 and President of the Pacific Region in September 2001. In September 2002, Mr. Waring was appointed Vice President, Western Operations, a position he held until May 2004 when he was appointed Vice President, Major Markets Operations. He was promoted to Senior Vice President in 2006. In July 2008, Mr. Waring's responsibilities were expanded to include business development. He serves on the Board of BankFive and is a Trustee of Tabor Academy.

The family of Mr. Waring has had a relationship with SCI since 1996, when the family sold its business to SCI. Mr. Waring’s mother owns a company that leases office space and funeral homes to a subsidiary of SCI. Rent in the amount of $212,684 was paid pursuant to those leases in 2018.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Service Corporation International Press Release, dated January 22, 2019.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 22, 2019	Service Corporation International

	By:	/s/ Gregory T. Sangalis
Gregory T. Sangalis
Senior Vice President General Counsel and Secretary